UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

May 1, 2003
Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-9718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
(Address of principal executive offices, including zip code)

(412) 762-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

Item 9.	Regulation FD Disclosure

On May 1, 2003, certain executives of the Regional Community Banking business of The PNC Financial Services Group, Inc. (the “Corporation”) gave a presentation to investors at the Goldman Sachs Bank Field Trip in Tenafly, New Jersey. This presentation was accompanied by a series of electronic slides that included information pertaining to the financial results of the Corporation. A copy of these slides is attached hereto as Exhibit 99.1.

In accordance with the Securities and Exchange Commission’s (“SEC”) Release No. 33-8176, the information being furnished under Item 9 of this Current Report on Form 8-K (“Form 8-K”) is being furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition,” of Form 8-K. In accordance with the SEC’s Release No. 33-8216, compliance with the Item 12 requirements is met by including such disclosures under Item 9.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date:	May 1, 2003	By:	/s/ Samuel R. Patterson

Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Slide presentation for Goldman Sachs Bank Field Trip	Filed Herewith